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                                                                   EXHIBIT 10.21

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR SIMILAR RULE OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

NO. 1

                             STOCK PURCHASE WARRANT
                      To Purchase Shares of Common Stock of
                                COLOMOTION, INC.

         For value received, Colomotion, Inc., a California corporation (the "Company"), hereby grants to __________________ (the "Holder"), and its assigns, the right to purchase from the Company up to __________________________________ shares of the Company's Common Stock at $0.05 per share (the "Exercise Price"). The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided in Section 9 hereof.

         1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the principal office or agency of the Company, by the registered Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant and the Assignment Form attached hereto properly endorsed.

         2. Exercise of Warrant. Unless earlier terminated under Section 9, the purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time before the close of business on March 18, 2002 by the surrender of this Warrant and the Notice of Exercise attached hereto duly executed at the principal office of the Company in San Francisco, California (or such other office or agency of the Company as it may designate in writing to the Holder at the address of the Holder appearing on the books of the Company), and upon payment of the Exercise Price of the shares thereby purchased (by cash, check, or cancellation of indebtedness of the Company to the Holder, if any); whereupon the Holder shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. The Company agrees that upon due exercise of this Warrant by the Holder, the shares so purchased shall be and be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant is exercised.

         3. Issuance of Shares. Certificates for shares purchased hereunder or issued upon conversion hereof shall be delivered to the Holder within a reasonable period of time after the date on which this Warrant is exercised. The Company covenants that all shares of Common Stock which may be issued upon the exercise of this Warrant will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).



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         4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the current Exercise Price at which each share may be purchased hereunder shall be paid in cash to the Holder.

         5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided however that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and provided further that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require reimbursement for any transfer tax.

         6. No Rights as Stockholder. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.

         7. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

         8. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

         9. Early Termination and Adjustment.

              (a) Early Termination.

                   (i) On Merger. If at any time the Company proposes to merge with or into any other corporation, effect a reorganization, or sell or convey all or substantially all of its assets to any other entity in a transaction in which the stockholders of the Company immediately before the transaction own immediately after the transaction less than a majority of the outstanding voting securities of the surviving entity (or its parent), then the Company shall give the Holder of this Warrant fifteen (15) days notice of the proposed effective date of the transaction and, if the Warrant has not been exercised by the effective date of the transaction, it shall terminate.

                   (ii) On Initial Public Offering. If at any time the Company proposes to undertake a firm commitment underwritten initial public offering, then the Company shall give the



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Holder of this Warrant fifteen (15) days notice of the proposed effective date of the transaction and, if the Warrant has not been exercised by the effective date of the transaction, it shall terminate.

              (b) Reclassification, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, the shares for which this Warrant is exercisable shall thereafter be convertible into the kind and number of shares of stock or other securities or property of the Company to which the Holder would have been entitled if immediately prior to such change the Holder had acquired the shares for which this Warrant is exercisable. If shares of the Company's Common Stock are subdivided or combined into a greater or smaller number of shares, the Exercise Price under this Warrant shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares in both cases by the ratio which the total number of shares of Common Stock to be outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

              (c) Cash Distributions. No adjustment on account of cash dividends or interest on the Company's Common Stock or other securities purchasable hereunder will be made to the Exercise Price under this Warrant.

         10. Restrictions on Transferability of Securities.

              (a) Restrictions on Transferability. This Warrant and the shares of Common Stock issuable upon exercise of this Warrant (collectively the "Securities") shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 10, which conditions are intended to ensure compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"). Each holder of any of the Securities will cause any proposed purchaser, assignee, transferee, or pledgee of the Securities held by such holder to agree: (i) to take and hold such Securities subject to the provisions and upon the conditions specified in this Section 10 and (ii) to provide the representations in Section 11.

              (b) Restrictive Legend. Each certificate representing the Securities and any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 10(c) below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR SIMILAR RULE OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS
         OF SAID ACT.


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         Each holder of Securities and each subsequent transferee consents to the Company making a notation on its records and giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer established in this Section 10.

              (c) Notice of Proposed Transfers. Each holder of a certificate representing the Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 10(c). Prior to any proposed sale, assignment, transfer or pledge of any Securities (other than a transfer not involving a change in beneficial ownership, or a transfer in compliance with Rule 144, so long as the Company is furnished with satisfactory evidence of compliance with such Rule), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense, by either
(i) an opinion of counsel (who shall, and whose opinion shall be, addressed to the Company and reasonably satisfactory to the Company) to the effect that the proposed transfer of the Securities may be effected without registration under the Securities Act or (ii) a "no action" letter from the Securities and Exchange Commission (the "Commission") to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Securities shall be entitled to transfer such Securities in accordance with the terms of the notice delivered by such holder to the Company. Each certificate evidencing the Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 10(b) above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

              (d) Removal of Restrictions on Transfer of Securities. Any legend referred to in Section 10(b) hereof stamped on a certificate evidencing the Securities and the stock transfer instructions and record notations with respect to the Securities shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities if the Securities are registered under the Securities Act, or if such holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably satisfactory to the Company to the effect that a public sale or transfer of such security may be made without registration under the Securities Act or such holder provides the Company with reasonable assurances, which may, at the option of the Company, include an opinion of counsel (which may be counsel for the Company) reasonably satisfactory to the Company, that such security can be sold pursuant to paragraph (k) of Rule 144 (or any successor provision) under the Securities Act.

         11. Investment Representations of the Holder. With respect to the acquisition of any of the Securities, the Holder hereby represents and warrants to the Company as follows:

              (a) Experience. The Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity



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to protect its own interests.

              (b) Investment. The Holder is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Holder understands that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder's representations as expressed herein.

              (c) Rule 144. The Holder acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act, or unless an exemption from such registration is available. The Holder understands that the Company is not under any obligation to register any of the Securities. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act that permit limited resale of securities purchased in a private placement subject to satisfaction of certain conditions.

              (d) No Public Market. The Holder understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Securities.

              (e) Market Stand-off. The Holder agrees, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any of the securities issuable upon exercise of this Warrant (other than those shares included in the registration, if any) without the prior written consent of the Company and the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration and (2) further agrees to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the initial public offering, and (3) further agrees that the Company may impose stop transfer instructions with its transfer agent in order to enforce the agreements in (1) and (2) above.

              (f) Access to Data. The Holder has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and has also had an opportunity to ask questions of the Company's officers, which questions were answered to its satisfaction.

         12. Miscellaneous.

              (a) Issue Date. The provisions of this Warrant shall be construed and shall be given effect in all respect as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state, without regard to the choice of law or conflict of law provisions thereof.

              (b) Modification and Waiver. This Warrant and any provisions hereof may be



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changed, waived, discharged or terminated only by an instrument in writing signed by the parties hereto.

              (c) Notices. All notices, reports and other communications required or permitted hereunder shall be in writing and may be delivered in person, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed to the addresses set forth at the end of this Warrant. Each such notice, report or other communication shall for all purposes under this Warrant be treated as effective or having been given when delivered if delivered personally or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

         IN WITNESS WHEREOF, Colomotion, Inc. has caused this Warrant to be executed by its officers thereunto duly authorized.

         Dated: March 18, 1999.

                                          COLOMOTION, INC.

                                          By:__________________________________
                                             Charles M. Skibo, Chief
                                             Executive Officer

AGREED AND ACCEPTED:

By:___________________________________

Print Name:___________________________

Address:______________________________



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                                 ASSIGNMENT FORM

                    (To assign the foregoing Warrant, execute
                 this form and supply the required information.
                    Do not use this form to purchase shares.)

               FOR VALUE RECEIVED, the undersigned hereby, sells, assigns and transfers unto:

________________________________________________________________________________

whose address is________________________________________________________________
                                 (Please Print)

and whose Social Security or other Taxpayer Identification Number is:___________ the foregoing Warrant and all rights thereunder, hereby constituting and appointing_______________________________to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

               Dated:___________________________, 19__.

                              Holder's Signature:_______________________________

                              Print Name:_______________________________________

                              Holder's Address:

                              __________________________________________________

                              __________________________________________________

                              __________________________________________________





Signature Guaranteed:_____________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company or by a member of the National Association of Securities Dealers, Inc. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.



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                               NOTICE OF EXERCISE



TO:  Colomotion, Inc.
     1021 Mission Street
     San Francisco, CA 94103
     ATTN:  Secretary


         (1) The undersigned hereby elects to purchase ______________ shares of Common Stock (the "Shares") of Colomotion, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

         (2) Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:



                    (Print Name)__________________________

                     Address:_____________________________







         (3) The undersigned confirms that the Shares are being acquired for the account of the undersigned for investment only and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or selling the Shares.



                                                      (Date)____________________
                (Signature)___________________________


                (Print Name)__________________________